Exhibit 10.2
SECURITY AGREEMENT — ACCOUNT PLEDGE
     THIS SECURITY AGREEMENT ACCOUNT PLEDGE (this “Agreement”), dated as of December 15, 2005, is entered into by and between GENITOPE CORPORATION, a Delaware corporation (the “Pledgor”), and COMERICA BANK, a Michigan banking corporation (the “Secured Party”)., in light of the following:
R E C I T A L S:
     WHEREAS, Secured Party and Pledgor have entered into that certain Letter of Credit and Reimbursement Agreement (“LCRA”), dated as of the date hereof (as the same may be from time to time hereafter amended or supplemented and together with all other agreements, instruments and documents executed by and between Secured Party and Pledgor in connection therewith, the “Loan Documents”), pursuant to which Secured Party extended certain financial accommodations to Pledgor;
     WHEREAS, Pledgor has agreed to secure its obligations under the Loan Documents pursuant to the terms and provisions of this Agreement.
     NOW, THEREFORE, in consideration of the recitals and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:
     SECTION 1. Pledge.
     (a) Unless otherwise defined herein, each term used in this Agreement which is defined in the California Uniform Commercial Code, as amended from time to time, (the “Code”) shall have the meaning set forth herein. Capitalized terms used herein which are defined in the LCRA and are not defined to the contrary herein have the meanings given them in the LCRA.
     (b) Pledgor hereby pledges and grants to Secured Party a first priority lien on and security interest in each and all of the following items of collateral (hereinafter collectively referred to as the “Collateral”):
     (i) All of Pledgor’s right, title and interest, including the right to receive all payments of principal and interest, in and to the Account specifically described in the Supplemental Letter between Bank and Borrower of even date herewith, and all cash and investments (including without limitation, Approved Investments, as defined in the LCRA) from time to time deposited or credited to the Account (the “Account”);
     (ii) All of Pledgor’s right, title and interest, including the right to receive all payments of principal and interest, in and to those certain certificates of deposit, as described in the Supplemental Letter between Bank and Borrower of even date herewith, together with any and all additions, renewals, replacements, rollovers, reinvestments or substitutions thereof or therefor (the “Certificates”); and

     (iii) All proceeds of the Account and Certificates, including all rights, benefits, principal payments, interest payments, dividends, distributions, premiums, profits, insurance proceeds, documents, securities, accounts, instruments, chattel paper, notes, general intangibles, inventory, goods, equipment, deposit accounts, money and whatever other tangible and intangible property is received by the Pledgor upon the liquidation, sale or other disposition of the Account and/or Certificates, or the proceeds thereof.
     (c) This Agreements secures, and the Collateral is collateral security for, the prompt and complete payment of any and all debts, liabilities, obligations (including the obligations of Pledgor under the Loan Documents), covenants and duties owing by Pledgor to Secured Party of any kind and description, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under this Agreement or the Loan Documents, and further including all costs, fees, and expenses which Pledgor is required to pay or reimburse by this Agreement or the Loan Documents by law or otherwise (collectively, the “Obligations”).
     (d) Pledgor further agrees to execute and deliver to Secured Party, or to such other party as Secured Party shall direct, in form and substance as Secured Party shall reasonably request, all security agreements, control agreements, assignments, financing statements, instructions, instruments, notices, and other documents or agreements and to take all further action, at the expense of Pledgor, from time to time reasonably requested by Secured Party in order to maintain a first priority perfected security interest in the Collateral in favor of Secured Party or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral, or to effect a transfer of the Collateral or any part thereof. Pledgor shall take all steps necessary to ensure that all certificates (including certificated securities) or instruments representing or evidencing the Collateral, if any, shall be delivered to and held by Secured Party pursuant hereto and shall be in suitable form for transfer or assignment in blank, all in form and substance satisfactory to Secured Party.
     SECTION 2. Payments on the Certificates.
     (a) Prior to the occurrence of an Event of Default hereunder, Pledgor shall be entitled to receive payments of interest, dividends, or other income made on the Certificates.
     (b) If, after the occurrence and continuance of an Event of Default hereunder, Pledgor shall become entitled to receive any principal, interest or premium payment in respect of the Certificates, then Pledgor shall be deemed to have accepted the same as Secured Party’s agent, shall hold such payments in trust on behalf of Secured Party, and shall immediately deliver all such payments to Secured Party. All sums of money which are received by Secured Party in respect of the Certificates pursuant to this provision shall be deemed collections under Section 9608 of the Code and shall be credited against the Obligations.
     SECTION 3. Release of Collateral.
     (a) At such time as all of the Obligations (other than inchoate obligations to indemnify Secured Party) under the Loan Documents have been fully and finally satisfied with respect to Letter of Credit, and Pledgor is no longer obligated to Secured Party under the Loan Documents, this Agreement (and the liens granted hereunder) shall automatically terminate.

     SECTION 4. Representations, Warranties, and Covenants of Pledgor.
     Pledgor represents, warrants, and covenants to Secured Party that:
     (a) The Collateral is owned by Pledgor and is not subject to any restrictions on transfer or pledge;
     (b) Pledgor has full power, authority, and legal right to pledge all of its right, title, and interest in and to the Collateral pursuant to this Agreement;
     (c) This Agreement has been duly authorized, executed, and delivered by Pledgor and constitutes a legal, valid, and binding obligation of Pledgor enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
     (d) No consent of any other party (including, without limitation, other creditors of Pledgor) and no consent, license, permit, approval, or authorization of, exemption by, notice or report to, or registration, filing, or declaration with, any governmental authority, domestic or foreign, is required to be obtained by Pledgor in connection with the execution, delivery, or performance of this Agreement;
     (e) The execution, delivery, and performance by Pledgor of this Agreement requires no action by or in respect of, or filing with, any governmental body, agency, or official, and does not violate or contravene, or constitute a default under, any law or regulation applicable to Pledgor or of any material agreement, judgment, injunction, order, decree, or other instrument binding upon Pledgor, or result in the creation or imposition of any lien on any assets of Pledgor except as contemplated by this Agreement;
     (f) The pledge and assignment of the Collateral pursuant to this Agreement creates a valid first priority Lien on and a first priority perfected security interest in the Collateral, not subject to any prior lien or encumbrance in favor of any third party. Pledgor covenants that the Collateral is now and at all times shall remain free of all liens and encumbrances, other than Permitted Encumbrances. Pledgor covenants and agrees that it will defend Secured Party’s right, title and security interest in and to the Collateral against the claims and demands of all persons;
     (g) Pledgor hereby covenants that so long as the Letter of Credit A is outstanding or any of the Obligations (other than inchoate obligations to indemnify Secured Party) shall remain outstanding, Secured Party shall have control over the Collateral within the meaning of Section 9104 of the Code, and Pledgor shall have no right to withdraw any of the Collateral, and Pledgor shall not liquidate, cause or permit to be liquidated, or effect, or cause or permit to be effected, any other disposition of the Collateral, in whole or in part other than dispositions of the Collateral for the purpose of obtaining replacement Approved Investments in accordance with Section 3 of the Account Control Agreement. Pledgor further covenants that it will not borrow against, encumber, or otherwise deal with the Collateral so as to reduce its interest therein to less than the amount required under clause (g) of this Section, except for Permitted Encumbrances;

     (h) Pledgor shall not, at any time, permit the amount of its Obligations with respect to Letter of Credit A (including the undrawn face amount of any Letter of Credit A) to exceed 90% of the market value of the Collateral in the Account.
     (i) Pledgor hereby grants to Secured Party an irrevocable power of attorney, with full power of substitution coupled with an interest, to, so long as any of the Obligations (other than inchoate obligations to indemnify Secured Party) hereunder and under the Loan Documents shall remain outstanding, execute and endorse, as applicable, on behalf of Pledgor, such financing statements, continuation financing statements, security agreements, reports, notices, and all other documents, instruments and agreements and perform any other acts (including pressing any claim) in order to: (i) perfect and maintain perfected security interest in the Collateral; (ii) fully consummate all of the transactions contemplated under this Agreement and the Loan Documents; and (iii) effect and exercise the rights and remedies of Secured Party with respect to the Collateral as set forth in this Agreement.
     SECTION 5. No Disposition.
     Except in accordance with the terms of the Loan Documents, without the prior written consent of Secured Party, Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur, or permit to exist any assessment, pledge, lien, mortgage, hypothecation, security interest, charge, option, or any other encumbrance with respect to any of the Collateral, any interest therein, or any proceeds thereof other than dispositions of the Collateral for the purpose of obtaining replacement Approved Investments in accordance with Section 3 of the Account Control Agreement.
     SECTION 6. Obligations of Pledgor Unconditional.
     Pledgor’s duty to perform and observe the agreements and covenants on its part contained herein shall be absolute and unconditional.
     SECTION 7. Events of Default. The occurrence and continuance of any Event of Default under the Loan Documents shall be an “Event of Default” hereunder.
     SECTION 8. Remedies Upon Default.
     (a) If an Event of Default should occur and continue, Secured Party shall have all of the rights and remedies of a secured party under the Code, under this Agreement, and under applicable law, and available in equity. In addition, Secured Party shall have the right, to the full extent permitted by law, and Pledgor shall take such action necessary or appropriate to give effect to such right and to give consents, ratifications, and waivers thereto, to take any other action with respect to the Collateral as if Secured Party were the absolute and sole owner thereof including, without limitation, the right to liquidate and/or convert to cash all or any part of the Collateral (including Certificates of Deposit and/or Approved Investments) and to, at Bank’s option, apply cash proceeds thereof to Obligations then owing and/or to hold the proceeds thereof as continuing security for Obligations whether such Obligations are then due.

     (b) If an Event of Default should occur and continue, Secured Party shall have the right to exercise any and all rights and remedies provided by this Agreement (including application of any cash Collateral, to the repayment of Pledgor’s obligations owing to Secured Party hereunder and under the Loan Documents), to sell the Collateral, or any part thereof, at public or private sale or on any securities exchange, for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem commercially reasonable. Secured Party may purchase any or all of the Collateral so sold at any public sale (or, with respect to any portion of the Collateral which is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same free from any right or claim of whatsoever kind. Secured Party is authorized, at any such sale, if it deems it advisable to do so, to restrict the prospective bidders or purchasers of any of the Collateral to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Collateral. To the extent that any portion of the Collateral is not of a type customarily sold on a recognized market, Secured Party shall give Pledgor at least ten (10) days written notice of its intention to make any such public or private sale of that portion of the Collateral.
     (c) Pledgor hereby agrees that any disposition of Collateral by way of a private placement or other method which in the reasonable opinion of counsel for Secured Party is required or advisable under federal and state securities laws shall be deemed to be commercially reasonable. Pledgor also agrees that, except for duties set forth in the Code, Secured Party has no duty to sell or otherwise dispose of the Collateral, either before or after an Event of Default, whether upon the request of Pledgor or otherwise.
     (d) Pledgor agrees to pay to Secured Party, promptly on demand following any Event of Default, such reasonable amount of costs, fees and expenses (all of which shall constitute obligations) incurred by Secured Party in connection with the exercise of its rights under this Section 8, including reasonable attorneys’ fees, disbursements, and legal expenses, whether or not suit is brought.
     (e) Secured Party’s remedies under this Agreement are cumulative and in addition to all other remedies which it may possess, at law, in equity, under any other agreement, or otherwise.
     SECTION 9. No Waiver.
     No failure on the part of Secured Party to exercise, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy by Secured Party preclude any other or further exercise thereof or the exercise of any other right, power, or remedy.
     SECTION 10. Miscellaneous.
     (a) All notices, requests, and other communications to Secured Party or to Pledgor shall be given and shall be effective in accordance with the terms of the LCRA.
     (b) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, references to any gender include any other gender, the part includes the whole, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, exhibit and schedule references are to this Agreement, unless otherwise specified. Initially capitalized terms contained in this Agreement and not separately defined herein shall have the meanings ascribed thereto in the LCRA.
     (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
     (d) This Agreement sets forth the entire understanding between Pledgor and Secured Party regarding the subject matter of this Agreement, and all prior agreements or understandings, if any, regarding the subject matter hereof are merged herein. This Agreement may not be amended, changed, modified, altered, or terminated except by means of a writing signed by the parties hereto.
     (e) The subject headings and the sections and subsections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.
     (f) This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     SECTION 11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.
     (a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.
     (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SECURED PARTY ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR AND THE SECURED PARTY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO

VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.
     (c) THE PLEDGOR AND THE SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE PLEDGOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
“PLEDGOR”

GENITOPE CORPORATION
By:	/s/ John Vuko
Name:	John Vuko
Title:	CFO

“SECURED PARTY”

COMERICA BANK, a Michigan banking corporation
By:	/s/ Robert Hurley
Name:	Robert Hurley
Title:	Vice President